SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 April 24, 2001

                       EAST TEXAS FINANCIAL SERVICES, INC.
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             (Exact name of Registrant as specified in its Charter)



         Delaware                       0-24848               75-2559089
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      (State or other             (Commission File No.)      (IRS Employer
jurisdiction of  incorporation)                           Identification Number)


1200 South Beckham Avenue, Tyler, Texas                         75701-3319
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:           (903) 593-1767
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.  Other Events
---------------------

     On April 24, 2001, the Registrant issued for publication the press release attached as Exhibit "99" announcing the declaration of cash dividend.

Item 7.   Financial Statements and Exhibits
-------------------------------------------

     The Exhibit referred to in Item 5 of this Report and listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.

Exhibit                                                           Sequential
Number            Description                                      Page No.
-------           -----------                                     ----------

  99              Press release, published on April 24, 2001.         6

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        EAST TEXAS FINANCIAL SERVICES, INC.



Date:  April 24, 2001                   By:   /s/ GERALD W. FREE
                                           --------------------------------
                                           Gerald W. Free
                                           Vice Chairman, President and CEO